EXHIBIT 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT AND WAIVER

This Amendment No. 1 to Credit Agreement and Waiver (this “Amendment”) is entered into as of November 27, 2012 by and among Ralcorp Holdings, Inc., a Missouri corporation (the “Borrower”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

RECITALS

A.        The Borrower, the Administrative Agent and the financial institutions party thereto (the “Lenders”) are party to that certain Credit Agreement dated as of May 1, 2012 (the “Credit Agreement”).  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B.        The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement and grant certain waivers on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.         Amendment to Credit Agreement.  As and to the extent set forth in Section 4 below, the Credit Agreement shall be amended as follows:

(a)        The definition of “EBIT” is amended in its entirety to read as follows:

“EBIT” means, for any applicable computation period, the Borrower’s and Subsidiaries’ Net Income on a consolidated basis, plus  (a) consolidated federal, state, local and foreign income and franchise taxes  paid or accrued during such period, (b) Consolidated Interest Expense for such period, (c) one-time cash losses occurring prior to December 31, 2012 on account of (i) organic inventory losses in an aggregate amount not to exceed $2,800,000, (ii) merger and integration costs in connection with the acquisition of Sara Lee Corporation’s frozen dough business, the acquisition of Pastificio Annoni S.p.A., the acquisition of Petri Baking Products, Inc., and the acquisition of Gelit S.r.l.in an aggregate amount not to exceed $8,800,000, (iii) financial restatement costs in an aggregate amount not to exceed $1,500,000, (iv) provision for legal settlements related to labor claims in the State of California and the shutdown of the Bloomfield Bakers plant located in Los Alamitos, California in an aggregate amount not to exceed $6,200,000, (v) restructuring costs in an aggregate amount not to exceed $25,000,000, (vi) severance charges and asset write-downs associated with the shutdown of the Bloomfield Bakers plant located in Los Alamitos, California, the Poteau plant located in Poteau, Oklahoma, the administrative office in Kansas City, Missouri, and the Western Waffles plant located in Delta, British Columbia, Canada, in an aggregate amount not to exceed $18,300,000, and (vii) retained share disposition costs in connection with the disposition of the Retained Shares following the Post Spin-Off in an aggregate amount not to exceed $8,400,000, and (viii) one-time non-cash losses occurring prior to December 31, 2012 on account of  accelerated depreciation and amortization in an aggregate amount not to exceed $6,200,000, minus  (or plus) equity earnings (or losses) during such period attributable to equity investments by the Borrower and its Subsidiaries in the capital stock or other equity interests in any Person which is not a Subsidiary.

 (b)       Section 6.17(b) is amended in its entirety to read as follows:

(b)        Interest Expense Coverage Ratio.  As of the end of each Fiscal Quarter, maintain an Interest Expense Coverage Ratio of not less than 2.75:1.00.

2.         Waiver.  As and to the extent set forth in Section 4 below, the Administrative Agent and the undersigned Lenders hereby waive (a) any breach of Section 6.17(b) of the Credit Agreement arising solely out of the Borrower’s failure to maintain an Interest Expense Coverage Ratio of not less than 3.00:1.00 as of the end of the Fiscal Quarter ending September 30, 2012, and (b) any Defaults or Events of Default under the Credit Agreement or any other Loan Document relating solely to such breach.

3.         Representations and Warranties of the Borrower.  The Borrower represents and warrants that:

(a)        The execution and delivery by the Borrower of this Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings and this Amendment constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(b)        After giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Loan Document for purposes thereof) is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

(c)        After giving effect to this Amendment, no Default has occurred and is continuing.

4.         Effectiveness.

(a)        This Amendment (other than Section 1(a) hereof) shall become effective upon the execution and delivery hereof by the Borrower, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders); provided that Section 1(b) and Section 2 hereof shall not become effective until the date when the following additional conditions have also been satisfied:

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            (i)         Each of the Guarantors shall have executed and delivered to the Administrative Agent a Reaffirmation of Guaranty in the form of Exhibit A hereto.

            (ii)        The Borrower shall have paid (A) to the Administrative Agent a fee (for the benefit of the Lenders signatory hereto) in the amount of $7,500 per each Lender signatory hereto and (B) to the Administrative Agent for its own account any other separately agreed fees relating hereto, which fees shall be deemed fully earned and non-refundable upon the effectiveness of this Amendment (other than Section 1(a) hereof).

            (iii)       The Borrower shall have provided such other corporate and other certificates, opinions, documents, instruments and agreements as the Administrative Agent may reasonably request.

                                    (b)        Section 1(a) hereof shall become effective upon the satisfaction of the conditions set forth in Section 4(a) hereof and the delivery to the Administrative Agent of amendments to the Borrower’s private placement Indebtedness implementing adjustments thereto consistent with the adjustments contemplated by Section 1(a) hereof, in form and substance satisfactory to the Administrative Agent.

5.         Reference to and Effect Upon the Credit Agreement.

(a)        Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)        The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

6.         Costs and Expenses.   The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent and its affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation and administration of this Amendment.

7.         Governing Law.  This Agreement shall be construed in accordance with and governed by the law of the State of New York.

8.         Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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9.         Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page of this Amendment by facsimile transmission or be electronic mail shall be effective as delivery of manually executed counterpart hereof.

[signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

RALCORP HOLDINGS, INC.		JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent

By:/s/ Scott Monette		By:	/s/ Brendan Korb

Name:	Scott Monette	Name:	Brendan Korb

Title:	Corporate Vice President and Chief Financial Officer	Title:	Vice President

SUNTRUST BANK

                                                                                    By: /s/ Tesha Winslow

                                                                                    Name:  Tesha Winslow

                                                                                    Title:    Vice President

[Signature Page to Amendment No. 1]

WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                                                    By: /s/ Daniel R. Van Aken

                                                                                    Name:  Daniel R. Van Aken

                                                                                    Title:     Director

[Signature Page to Amendment No. 1]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

                                                                                    By: /s/ Thomas Danielson

                                                                                    Name:  Thomas Danielson

                                                                                    Title:     Authorized Signatory

[Signature Page to Amendment No. 1]

AGFIRST FARM CREDIT BANK

                                                                                    By: /s/ Steven J O’Shea

                                                                                    Name:  Steven J O’Shea

                                                                                    Title:     Vice President

[Signature Page to Amendment No. 1]

COBANK

                                                                                    By: /s/ Hal Nelson

                                                                                    Name:  Hal Nelson

                                                                                    Title:     Vice President

[Signature Page to Amendment No. 1]

CREDIT SUISSE AG, Cayman Islands Branch

                                                                                    By: /s/ Ari Bruger

                                                                                    Name:  Ari Bruger

                                                                                    Title:     Vice President

                                                                                    By: /s/ Alex Verdone

                                                                                    Name:  Alex Verdone

                                                                                    Title:     Associate

[Signature Page to Amendment No. 1]

BANK OF AMERICA, N.A.

                                                                                    By: /s/ David L. Catherall

                                                                                    Name:  David L. Catherall

                                                                                    Title:     Director

[Signature Page to Amendment No. 1]

PNC BANK, NATIONAL ASSOCIATION

                                                                                    By: /s/ David Bentzinger

                                                                                    Name:  David Bentzinger

                                                                                    Title:     SVP

[Signature Page to Amendment No. 1]

BANK OF THE WEST

                                                                                    By: /s/ Roger Lumley

                                                                                    Name:  Roger Lumley

                                                                                    Title:     Senior Vice President

[Signature Page to Amendment No. 1]

US BANK, NATIONAL ASSOCIATION

                                                                                    By: /s/ Patrick Engel

                                                                                    Name:  Patrick Engel

                                                                                    Title:     Vice President

[Signature Page to Amendment No. 1]

BMO BANK OF MONTREAL

                                                                                    By: /s/ Barkin Sayiner

                                                                                    Name:  Barkin Sayiner

                                                                                    Title:     Director

[Signature Page to Amendment No. 1]

FARM CREDIT BANK OF TEXAS

                                                                                    By: /s/ Luis M. H. Requejo

                                                                                    Name:  Luis M. H. Requejo

                                                                                    Title:     Director Capital Markets

[Signature Page to Amendment No. 1]

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA

                                                                                    By: /s/ Alfred S. Compton, Jr.

                                                                                    Name:  Alfred S. Compton, Jr.

                                                                                    Title:     SVP/Managing Director

[Signature Page to Amendment No. 1]

COMMERCE BANK

                                                                                    By: /s/ Anthony Clarkson

                                                                                    Name:  Anthony Clarkson

                                                                                    Title:     Senior Relationship Manager

[Signature Page to Amendment No. 1]

FCS FINANCIAL, PCA

                                                                                    By: /s/ Laura Roessler

                                                                                    Name:  Laura Roessler

                                                                                    Title:     Senior Lending Officer

[Signature Page to Amendment No. 1]

REAFFIRMATION OF GUARANTY

Each of the undersigned (a) acknowledges receipt of a copy of Amendment No. 1 to Credit Agreement and Waiver (the “Amendment”) dated as of the date hereof, (b) consents to such amendment and each of the transactions referenced therein and (c) hereby reaffirms its obligations under (i) the Subsidiary Guaranty dated as of May 1, 2012 in favor of JPMorgan Chase Bank, N.A., as Administrative Agent, the Collateral Agent and the Lenders (as defined in the Amendment), as supplemented and (ii) to the extent it is a party thereto, the Pledge Agreement dated as of July 18, 2008 in favor of JPMorgan Chase Bank, N.A. as Collateral Agent.

Dated as of November 27, 2012

BREMNER FOOD GROUP, INC.
LINETTE QUALITY CHOCOLATES, INC.
RH FINANCIAL CORPORATION
THE CARRIAGE HOUSE COMPANIES, INC.
RALCORP FROZEN BAKERY PRODUCTS, INC.
MEDALLION FOODS, INC.
COTTAGE BAKERY, INC.
LOVIN OVEN, LLC
NUTCRACKER BRANDS, INC.
AMERICAN ITALIAN PASTA COMPANY
By:	/s/ Scott Monette
Name:	Scott Monette
Title:	Treasurer of each of the above entities
on behalf of each of the above entities